UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]

Definitive Information Statement

SHEFFIELD PRODUCTS, INC

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]

No fee required

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$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SHEFFIELD PRODUCTS, INC.

15/F East Wing

Sincere Insurance Building

6 Hennessy Road, Wanchai

Hong Kong

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Sheffield Products, Inc., (the “Company”) in connection with the approval by a majority of the stockholders of an amendment (the “Amendment”) to its Articles of Incorporation changing the name of the Company to “Digital Network Alliance International, Inc.”

We,” “us,” “our,” and the “Company” refer to Sheffield Products, Inc., a Delaware corporation.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company’s financial performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE AMENDMENT

On October 27, 2004, the Board of Directors unanimously approved and ratified the Amendment, subject to the approval of the Company’s stockholders.  The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Amendment was October 29, 2004 (the “Record Date”).  On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Amendment by action taken without a meeting in accordance with Delaware law.  No further vote of our stockholders is required.

When filed with the Delaware Secretary of State, the Amendment will change the name of the Company to “Digital Network Alliance International, Inc.”

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around November 10, 2004 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent.  Stockholders who did not consent to the Amendment are not entitled to dissenter’s rights under Delaware law.

The Amendment will be effective no sooner than twenty (20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.

What will I receive when the Amendment is effective?

A.

The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.

When do you expect the Amendment to become effective?

A.

The Amendment will become effective upon the filing with the Delaware Secretary of State of an Amendment to our Articles of Incorporation in the form attached hereto as Exhibit A.  We expect to file the Amendment with the Delaware Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This Information Statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Company, please contact the Company.

ACTIONS BY THE BOARD OF DIRECTORS

AND CONSENTING SHAREHOLDERS

In accordance with Section 141 of the Delaware General Corporation Law, on October 27, 2004, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Amendment.   In accordance with Section 228 of the Delaware General Corporation Law, on October 29, 2004, the proposed Amendment was approved by shareholders holding more than a majority of the Company’s issued and outstanding shares.

Background

On August 13, 2004, the Company completed a share exchange (the “Exchange”) with the stockholders of Digital Network Alliance Holdings (BVI), Inc., a British Virgin Islands corporation (“Digital”) pursuant to the terms of an Agreement for Share Exchange, dated August 13, 2004.  In the Exchange, the Company acquired all of the issued and outstanding stock of Digital in exchange for the issuance of 13,248,760 shares of its common stock.

Upon closing of the Exchange, Digital became a wholly-owned subsidiary of the Company.  Digital owns 100% of the issued and outstanding stock of Digital Network Alliance (S) Pte., Ltd, and Digital Network Alliance (HK) Ltd., which are incorporated in Singapore and Hong Kong, respectively.  Through these subsidiaries, Digital is engaged in the business of providing satellite internet connections to customers in the Asia Pacific region including Hong Kong, Singapore, Indonesia, Bangladesh, Pakistan and Mongolia, and in the business of providing managed broadband services to commercial office buildings and apartment buildings in Singapore and Hong Kong.

Description of Amendment

The Amendment will result in the name of the Company being changed from “Sheffield Products, Inc.,” to “Digital Network Alliance International, Inc.”

The purpose of the name change is to reflect the changed nature of the Company’s business following the Exchange.  The name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Approval by Stockholders

Pursuant to Sections 242 of the Delaware General Corporation Law, an amendment to the Company’s Articles of Incorporation which changes its name must be approved by a majority of our stockholders.   In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities.   In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock.  The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 228 of the Delaware General Corporation Law, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action.  The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment was October 29, 2004.

As of the Record Date, the Company had 20,000,000 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable.  Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders.  Stockholders do not have rights to cumulate their votes in the election of directors under the Company’s Articles of Incorporation or applicable provisions of the Delaware General Corporation Law.

On October 29, 2004, stockholders holding 15,128,995 shares of Common Stock, or approximately 75.64 % of the issued and outstanding shares of Common Stock, approved the Amendment.  No further vote of our stockholders is required for the Company to effect the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders.

No Dissenter’s or Appraisal Rights

Stockholders who did not consent to the Amendment are not entitled to the dissenter’s or appraisal rights provided in Section 262 of the Delaware General Corporation Law.

Effective Date

The Amendment will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders.  The Company anticipates that the Amendment will be effective on approximately November 30, 2004.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECT AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THIS TRANSACTION.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to approve the Amendment was October 29, 2004.  As of the Record Date, the Company had a total of 20,000,000 shares of Common Stock issued and outstanding.  The following table sets forth, as of the date of the Record Date, stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Terence Yap (1) 1/F Xiu Ping Commercial Building 104 Jervois Street Sheung Wan Hong Kong	5,741,468 (2)	28.71%
Edward Chan (1) Flat E, 40/F, Block 8 Riviera Garden Tsuen Wan, N.T. Hong Kong	2,152,924	10.76%
Eppie Wong (1) 1/F Xiu Ping Commercial Building 104 Jervois Street Sheung Wan Hong Kong	5,389,050 (3)	26.95%
Michael Yap (1) 1/F Xiu Ping Commercial Building 104 Jervois Street Sheung Wan Hong Kong	1,845,553	9.23%
Strong Win Limited, a BVI corporation 1/F Xiu Ping Commercial Building 104 Jervois Street Sheung Wan Hong Kong	7,177,088	35.89%
All officers and directors as a group (4 in number)	15,128,995 (4)	75.64%

(1)

The person named is an officer, director, or both.

(2) Includes 3,588,544 shares owned by Strong Win Limited, a British Virgin Islands corporation, of which Mr. Yap, who is a 50% owner of Strong Win Limited, may be deemed to be the beneficial owner.

(3) Includes 3,588,544 shares owned by Strong Win Limited, a British Virgin Islands corporation, of which Ms. Wong, who is a 50% owner of Strong Win Limited, may be deemed to be the beneficial owner.

(4) Includes 7,177,088 shares owned by Strong Win Limited. Strong Win Limited is 50% owned by Terence Yap and 50% owned by Eppie Wong, who are married.  For purposes of this table, each of them has been deemed to be the beneficial owner of 50% of the shares owned by Strong Win Limited.

THE BOARD OF DIRECTORS

November 8, 2004

EXHIBIT A

Form of Amendment

To the Certificate of Incorporation

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Sheffield Products, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:  That at a meeting of the Board of Directors of Sheffield Products, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.   The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

The name of this corporation shall be: Digital Network Alliance International, Inc.

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, pursuant to Section 228 of the General Corporation Law of the State of Delaware, stockholders holding a majority of the outstanding stock of said corporation approved the proposed amendment by action taken by written consent in lieu of a meeting.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation, Sheffield Products, Inc., has caused this certificate to be signed by Terence Yap Wing Khai, an Authorized Officer, this 27th day of October, 2004.

By: /s/ Terence Yap Wing Khai

Authorized Officer

Title: President

Name: Terence Yap Wing Khai

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